SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 21, 2003

HYSEQ, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-22873	36-3855489

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

670 Almanor Avenue, Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 524-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5. OTHER EVENTS

     On or about January 21, 2003, Variagenics, Inc., a Delaware corporation (“Variagenics”), distributed to its shareholders who are eligible to vote at Variagenics’ special meeting scheduled for January 28, 2003 a Supplement dated January 21, 2003 to Joint Proxy Statement/Prospectus dated December 13, 2002, which is filed as Exhibit 99.1 to this report and incorporated herein by reference (the “Supplement”). The Supplement contains information about recent developments relating to Variagenics’ proposed merger with Hyseq, Inc., a Nevada corporation, including the receipt of an unsolicited business combination proposal.

     The text of a press release dated January 21, 2003 issued by Variagenics is attached to this report as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

99.1	Supplement dated January 21, 2003 to Joint Proxy Statement/Prospectus dated December 13, 2002

99.2	Press Release issued by Variagenics, Inc., dated January 21, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYSEQ, INC. (Registrant)

By:	/s/ Peter S. Garcia

Peter S. Garcia Senior Vice President and Chief Financial Officer

Dated: January 21, 2003

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Supplement dated January 21, 2003 to Joint Proxy Statement/Prospectus dated December 13, 2002

99.2	Press Release issued by Variagenics, Inc., dated January 21, 2003